UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 19, 2008 (November 17, 2008)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective November 17, 2008, Zhao Yang Chen resigned from his position as Chief Financial Officer of China Information Security Technology, Inc. (the "Company"). Mr. Chen’s resignation is not in connection with any known disagreement with the Company on any matter and he will continue to serve in his position as the Company’s Vice President of Investment.

On and effective November 17, 2008, the Company appointed Ms. Wendy Wang, age 42, as Chief Financial Officer of the Company. Ms. Wang has over ten years experience in financial reporting, cost accounting, financial planning, forecasting and analysis, internal controls and tax planning in sizeable organizations. Prior to joining us, Ms. Wang served from September 2004 to October 2008 as the China regional financial controller for the Industrial Operations Division of Amphenol Corp. (NYSE: APH), one of the world’s largest manufacturers of interconnect products; and from August 2000 to June 2003, as Assistant Manager with Pacific Quorum Property Inc. in Vancouver, Canada. Ms. Wang has also served as a financial controller with several other companies in multiple industries and is knowledgeable in PRC GAAP, US GAAP, IFRS and China taxation standards. She holds a Chinese Accountant Certificate and a Master’s degree in International Accounting from the City University of Hong Kong. The Company intends to enter into a written agreement with Ms. Wang in connection with her appointment as Chief Financial Officer.

No family relationship exists between Ms. Wang and any other director or executive officer of the Company and there are no arrangements or understandings between Ms. Wang and the Company that would require disclosure under Item 404(a) of Regulation S-K. Ms. Wang spends 100% of her time on the Company’s affairs. The Company’s press release regarding Ms. Wang’s appointment is filed herewith as Exhibit 99.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned presentation on November 21, 2008 by the Company, to a group of potential investors at the China Comes to Vegas Conference in Las Vegas, Nevada, sponsored by ROTH Capital Partners, LLC (the "Roth Conference"), the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Roth Conference. The Company’s presentation materials are attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)         Exhibits.

Number	Description

99.1	Press Release, dated November 19, 2008
99.2	Slide Presentation of China Information Security Technology, Inc., November 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer
Dated: November 19, 2008

EXHIBIT INDEX

Number	Description

99.1	Press Release, dated November 19, 2008
99.2	Slide Presentation of China Information Security Technology, Inc., November 2008